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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 9, 2001



                        LEAP WIRELESS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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
            DELAWARE                         0-29752                          33-0811062
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
       OF INCORPORATION)
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   10307 PACIFIC CENTER COURT, SAN DIEGO, CALIFORNIA                 92121
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 882-6000


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        This Current Report on Form 8-K is filed by Leap Wireless International,
Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

ITEM 5. OTHER EVENTS.

        On April 9, 2001, the Company announced that it had completed two previously announced acquisitions of PCS operating licenses (except that the acquisition of one license from CenturyTel, Inc. for approximately $30 million in cash has not yet been completed and is expected to be completed in early May) covering an aggregate of approximately 8 million potential customers (1998 POPs) in a press release, dated April 9, 2001, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7. EXHIBITS.

(c)     Exhibits.


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
Exhibit
 Number                    Description of Exhibit
 ------                    ----------------------
  99.1        The Company's press release, dated April 9, 2001.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2001             Leap Wireless International, Inc.



                                By: /s/ JAMES E. HOFFMANN
                                    ------------------------------------------
                                    James E. Hoffmann
                                    Senior Vice President, General Counsel
                                    and Secretary


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                                  EXHIBIT INDEX


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
Exhibit
 Number                    Description of Exhibit
 ------                    ----------------------
  99.1        The Company's press release, dated April 9, 2001.
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